MASTER NOTE

UMB BANK, N.A.
1010 GRAND AVE, KANSAS CITY, MO 64106

Loan Number:0015644 TST  Date: NOVEMBER 1, 1996 AMOUNT: $5,500,000.00

FOR VALUE RECEIVED the undersigned (the "undersigned" means each maker and each endorser, and if more than one, each shall be jointly and severally liable hereunder) promises to pay to the order of UMB BANK, N.A., (hereinafter "Bank") at its main office or at such other place as the holder hereof may from time to time designate in writing, on MAY 1, 1997, the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($5,500,000.00), or such other lessor amount as shall be noted as the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal included herein or attached hereto pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until Maturity (as herein defined) at the rate (the "Loan Interest Rate") indicated below:

X Periodic Variable Rate. From the date hereof until the first Adjustment Date (as herein defined) the Loan Interest Rate shall be EIGHT AND 250/1000 percent per annum. On each Adjustment Date hereafter, the Loan Interest Rate shall be adjusted to a rate equal to NO/1000 percentage points above the Index Rate (as herein defined) in effect as of such date. The term "Adjustment Date" shall mean FEBRUARY 1, 1997, and the 1ST day of each QUARTER thereafter.

The Bank's Index Rate for this Note is defined as: UMB
BANK,N.A. INDEX RATE
Accrued interest shall be payable Monthly. The term "Maturity shall mean MAY 1, 1997, or any earlier date on which payment hereunder is due pursuant to any demand or acceleration rights provided in this Note.
The term "Index Rate", if applicable to this Note, shall mean that rate of interest per annum determined from time to time by Bank as its base or index rate for loans to commercial borrowers. Such base or index rate does not necessarily reflect the rate that Bank charges its best or most creditworthy customers. If the Bank is precluded by law or otherwise from using the above base or index rate, the term "Index Rate" shall mean that substitute index rate selected by Bank in place of its base or index rate, which substitute index rate shall be comparable to Bank's base or index rate provided for herein.
Interest hereunder shall be computed on the basis of days elapsed and assuming a 360-day year. Each payment received shall be applied first to accrued interest, and then to a reduction of the principal sum and any expense or other sums owed under this Note, or in any other order as determined by Bank in Bank's sole discretion and as permitted by law. Any sum remaining unpaid after Maturity shall thereafter bear interest at a rate (the "Default Interest Rate") which shall be at all times TWO AND NO/1000 percentage points in excess of the Loan Interest Rate (adjusted, if applicable, as provided above) that would have been applicable but for such Maturity. If not paid at Maturity, interest thereafter shall be compounded monthly. The privilege is hereby reserved to prepay without penalty all or any part of the outstanding amount due hereunder at any time prior to Maturity. If at any time prior to Maturity the outstanding principal balance due hereunder is less than the face amount of this Note, the undersigned, or any of them, may from time to time until Maturity request, and Bank may in its sole discretion make, further disbursements hereunder which shall be evidenced by this Note; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this
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Note; and provided further,
that each and every disbursement made under this Note shall be at the Bank's sole discretion, Bank having made no commitment to make any such disbursements. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance on the Schedule of Disbursements and Payments of Principal, and the undersigned hereby authorizes any officer of the Bank to make notations on the Schedule of Disbursements and Payments of Principal from time to time to evidence payments and disbursements hereunder. The Bank is hereby directed by the undersigned to credit all future disbursements, if any, under this Note to account number 987-072-839-7 carried on the books of Bank in the name of OTR EXPRESS, INC., and the undersigned agrees that the Bank or holder hereof may make disbursements, at its discretion, upon oral or written instructions of any of the undersigned, or any other person(s) authorized by any of the undersigned.
Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note, before or after Maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof, or at Bank's option, shall be repaid to the undersigned.
The undersigned warrants and represents that all proceeds of the loan evidenced by this Note are to be used solely for business or agricultural purposes, and not for personal, family or household purposes. The undersigned agrees that if the proceeds are to be used for agricultural purposes, such proceeds will be used only for the specific operating purposes described to Bank by the undersigned, and not for the acquisition of fixed assets or capital expenditures. No collateral security securing this Note will be sold unless Bank is first notified and approves in writing of such sale.
As security for the payment of all amounts due under this Note and all renewals and extensions hereof, and for the payment of all other present or future indebtedness and obligations to the Bank of any party liable hereon, however and whenever created, arising or evidenced, direct or indirect, contingent, secured, unsecured, matured or not yet due, the undersigned pledges and grants to Bank a lien and security interest in all indebtedness of Bank to any of the undersigned, including (without limitation) any moneys, credit balances or deposits (general or special) due from or standing on deposit with the Bank, which belongs to, is in the name of, or is subject to withdrawal by, any party liable hereon, whether now existing or hereafter arising or deposited, and in all items, moneys, instruments, certificates of deposit, securities and other personal property of or in the name of any of the undersigned now or hereafter in the possession or control of, or in transit to, the Bank for any purpose and in any capacity (but excluding however from the foregoing any accounts or deposits held in or by any trust qualified under sections 401(a) or 408 of the Internal Revenue Code of 1986), including all proceeds and products thereof and all accessions and accruals thereto and all dividends, rights, payments, shares and property received in respect thereto, the undersigned further agreeing that the aforesaid indebtedness (if any) of Bank to any of the undersigned may, at any time that all or any part of this Note remains unpaid (whether before or after Maturity), be held or applied to the payment of this Note by the holder hereof. Nothing herein shall in any way limit any of Bank's rights of setoff. This Note may also be secured by other collateral in which the undersigned or others may have granted a security interest or lien to Bank, including, without limitations, the following:

ACCOUNTS RECEIVABLE AS FURTHER DESCRIBED IN SECURITY     AGREEMENT DTD 5-1-96.

Bank may retain any and all of the above collateral security, irrespective of the payment in full of the indebtedness evidenced by this Note, until all indebtedness secured thereby has been repaid and performed in full. It is intended that the above security interests and liens secure all of each of the undersigned's existing and future indebtedness to Bank of all types and nature, including indebtedness unrelated or dissimilar to the indebtedness evidenced by this Note. If this Note is secured by a mortgage or deed of trust, such mortgage or deed of trust is dated ________ and is a lien on real property located in the State of ________ and recorded in such state. The undersigned agrees to give to Bank upon Bank's request, from time to time, such other and further security as Bank, in its sole discretion, may deem necessary or appropriate, such additional security to become collateral security for this Note under the provisions hereof.
Presentment, demand, notice of nonpayment, dishonor, protest, notice of protest, notice of dishonor or default, and any and all lack of diligence and suit are hereby waived by all parties liable hereon. The undersigned and each endorser, guarantor, surety or other person who may now or hereafter be liable for the payment of this Note, by executing, endorsing, guaranteeing or assuming this Note, jointly and severally consent and agree to all of the terms and conditions herein, and without limitation of the foregoing and without affecting their liabilities hereunder or under any other document or instrument, agree and consent without further notice to (i) all renewals, deferrals, extensions and modifications hereof, (ii) the impairment, alteration, compromise, acceleration, extension or change in the time or manner of the payment of any of the undersigned's indebtedness to Bank, (iii) the impairment, substitution, exchange or release at any time of all or any part of any collateral security or any guaranty for this Note, (iv) the release of, or impairment of the right of recourse against, any of the undersigned or any endorser, guarantor, surety or any other person now or hereafter liable hereon, (v) the substitution of extension or renewal notes for this Note, and (vi) the modification of any terms hereof or of any mortgage, deed of trust or other agreement now or hereafter given in connection with or as security for this Note.
To the full extent (if any) permitted by applicable law, the undersigned agrees to pay, and to indemnify Bank from and against, all costs, charges, expenses, judgements, fines, penalties and reasonable attorneys' fees incurred by the holder in: (a) collecting this Note, (b) enforcing rights with respect to or realizing upon any collateral security therefor, (c) defending any action brought against Bank with respect to this Note, any matter relating thereto or to any relationship or transaction between Bank and any of the undersigned, or (d) complying with, or failing to comply with, any Environmental Regulations (as herein defined) including abatement and cleanup costs. Any sums paid by the holder for any such expenses shall be immediately due and payable by the undersigned and shall bear interest at the rate then applicable to any outstanding principal hereunder from the date advanced until paid.
The occurrence of any of the following shall constitute an "Event of Default": (i) default in the payment of any sum due hereunder, or in the payment or performance of any other obligation of any of the undersigned to Bank or the occurrence of any default by any of the undersigned pursuant to any obligation or undertaking under any security agreement, assignment, pledge agreement, deed of trust, mortgage or other instrument or document governing or relating to the indebtedness evidenced hereby or granting or providing for a security interest, pledge or other lien as security for any obligations of any of the undersigned to Bank (including, but not limited to, the indebtedness evidenced by this Note); (ii) the occurrence of any adverse development with respect to the financial condition of any of the undersigned or any other person or entity("Guarantor") who is directly or indirectly liable for any of the indebtedness evidenced by this Note, which materially affects the ability of any of the undersigned or such Guarantor to perform their respective obligations to Bank; (iii) any material representation or warranty made by any of the undersigned or any Guarantor to Bank being untrue, inaccurate or incomplete as of the day it was made or given; (iv) the death, dissolution or termination of existence of any of the undersigned or any Guarantor or the failure of any of the undersigned or any Guarantor to pay debts as they mature, the appointment of a receiver for any part of the property of any of the undersigned or any Guarantor, an assignment for the benefit of creditors by any of the undersigned or any Guarantor, or the commencement of any proceedings under bankruptcy or insolvency laws by or against any of the undersigned or any Guarantor; *(v) a levy, attachment, restraint or other legal process filed against any of the undersigned or any Guarantor or any collateral security securing this Note; (vi) as a result of its reasonable determination that any collateral security given for this Note is impaired or has a value insufficient to adequately secure the obligations of the undersigned secured thereby, Bank has requested additional collateral and such additional collateral has not been promptly provided by the undersigned or a Guarantor, of a type and in the manner satisfactory to Bank; (vii) that subsequent to the date of this Note (or any predecessor note(s) for which this Note constitutes a renewal, extension or refinancing) there has occurred a "change of control" in any of the undersigned that is a corporation or partnership (for purposes of this Note, a "change of control" is deemed to have occurred upon the transfer, directly or indirectly, in one or more transactions, of any general partnership interest or of n/a % or more of any class of voting stock of a corporation or the right to vote or control such stock or partnership interest, or if the percentage of a corporation's issued and outstanding shares that are held by any one shareholder changes (for any reason) by more that n/a percentage points) or (viii) Bank has deemed itself insecure with respect to the undersigned's indebtedness under this Note or with respect to any of the undersigned's other obligations to Bank.
Upon the occurrence of any Event of Default, Bank may, at its sole option and without limitation on the demand feature of this Note and without notice or demand: (A) declare the entire principal sum owed hereunder and all other indebtedness of the undersigned to Bank, immediately due and payable; (B) appropriate and apply toward the payment of the undersigned's obligations to Bank (including, but not limited to, the indebtedness evidenced by this
Note), in such order of application as it elects, any or all balances, credits, deposits,

       *LIMITED TO LAWSUITS OF $2.5 MILLION OR GREATER accounts or moneys of or in the name of any of the undersigned then or thereafter with Bank in any capacity; and (C) exercise, in addition to all other rights hereunder or under any other applicable agreements and instruments, its rights under applicable law, including those of a secured party under the Uniform Commercial Code of the State of Missouri. Upon the occurrence of an Event of Default described in clause (iv) of the immediately preceding paragraph, this Note shall automatically and immediately become due and payable without notice or demand. The failure of the Bank to exercise any option or right or remedy shall not preclude Bank from exercising any other right or remedy Bank may be entitled to exercise upon the occurrence of any Event of Default hereunder, and shall not constitute a waiver of such option or any other right at any time thereafter. Bank's acceptance of a partial payment of any sum due hereunder after any Event of Default or after Maturity, shall not rescind, waive or otherwise affect any such Event of Default or Maturity or any acceleration or any other exercise by Bank of any of its rights hereunder or under any other documents or applicable law. The undersigned agrees that time is of the essence. If any provision of this Note violates the law or is unenforceable, the other provisions of this Note shall remain valid.
The undersigned shall furnish to Bank such information and reports regarding any collateral security, the undersigned's financial condition and operations, and such other matters as Bank may from time to time reasonably request. Specifically, and without limitation on the foregoing, the undersigned shall provide to Bank upon reasonable request, current financial statement for each of the undersigned and each Guarantor including, but not limited to, balance sheets and profit and loss statements.

The undersigned shall comply with all federal, state and local laws, statutes, rules, regulations, standards, ordinances and orders pertaining to the environment, hazardous substances, pollutants or contaminants ("Environmental Regulations") and shall immediately deliver to Bank copies of any notice or other communication received by any of the undersigned alleging a violation of, or a failure to maintain any permit or license required by, any Environmental Regulations. The undersigned covenants, represents and warrants to Bank that any property now or hereafter or previously owned or operated by any of the undersigned, has not been, and will not be, used by any of the undersigned, or to the best knowledge and belief of each of the undersigned, by any prior owner or operator, to refine, produce, store, handle, process or transport any hazardous substance, pollutant or contaminant except in full compliance with all applicable Environmental Regulations, and that any substance disposed of off-site by any of the undersigned have been, and will be, disposed of in accordance with all applicable Environmental Regulations. The loan evidenced hereby has been made, and this Note has been delivered, at
Bank's office at the address indicated above, and such loan, this Note and the rights, obligations and remedies of Bank and the undersigned shall be governed by and construed in accordance with the laws of the State of Missouri. All obligations of the undersigned, and the rights, powers and remedies of Bank, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreements or instruments (other than this Note) relating to any obligation of any of the undersigned to Bank, the loan evidenced by this Note or any collateral security.
It is the intent hereof that each of the undersigned (if more than one) remain liable as principal until the full amount of all indebtedness evidenced by this Note has been paid, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge or defense with respect to any of the undersigned.
No setoff or counterclaim of any kind claimed by any person liable under this Note shall stand as a defense to the enforcement of this Note against any such person, it being agreed that any such setoff or counterclaim must be maintained by separate suit.
The undersigned and Bank hereby agree to trial by court and irrevocably waive jury trial in any action or proceeding (including but not limited to any counterclaim) arising out of or in any way relating to or connected to this Note, any relationship or transaction between any of the undersigned and Bank, the origination, administration or enforcement of the indebtedness evidenced or secured by this Note, or any other matter.
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,
EXTEND CREDIT OR TO FORBEAR FROM ENFORCING
REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR
RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S) AND US (CREDITOR) FROM
MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS
WE REACH COVERING SUCH MATTERS ARE CONTAINED IN
THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE
STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE
MAY LATER AGREE IN WRITING TO MODIFY IT.

Address:   804 N. MEADOWBROOK DRIVE     Borrower: OTR EXPRESS,
INC.
           OLATHE, KS 66063-0819          By:     /S/WILLIAM P. WARD
                                          Title:  Pres.

                                        Borrower:
                                          By:     /S/ GARY J. KLUSMAN
                                          Title:  Ex. V. P.